Exhibit 99.1

Financial News Release

Advanced Energy Announces Second Quarter 2022 Results and Increased Share Repurchase Authorization

●	Total revenue was a record $441 million, above high end of guidance range
●	Semiconductor revenue was also a record and grew 30% from last year
●	GAAP EPS from continuing operations was $1.19
●	Non-GAAP EPS was $1.44, above the high end of guidance range
●	Increased share repurchase authorization to $200 million

DENVER, Colo., August 3, 2022 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), a global leader in highly engineered, precision power conversion, measurement, and control solutions, today announced financial results for the second quarter ended June 30, 2022.

“Second quarter financial results surpassed our expectations, largely due to improved availability of key components and good operational execution,” said Steve Kelley, president and CEO of Advanced Energy. “Customer demand remains strong, and we are pleased by the level of customer interest in our new technologies and products, the foundation of our long-term profitable growth.”

Quarter Results

Sales were $440.9 million in the second quarter of 2022, compared with $397.5 million in the first quarter of 2022 and $361.3 million in the second quarter of 2021.

GAAP net income from continuing operations was $44.8 million or $1.19 per diluted share in the quarter, compared with $36.9 million or $0.98 per diluted share in the prior quarter, and $35.5 million or $0.92 per diluted share a year ago.

Non-GAAP net income was $54.3 million or $1.44 per diluted share in the second quarter of 2022. This compares with $46.7 million or $1.24 per diluted share in the first quarter of 2022, and $48.1 million or $1.25 per diluted share in the second quarter of 2021.

Advanced Energy generated $37.6 million of cash flow from continuing operations during the quarter, repurchased $17.0 million of common stock and paid $3.8 million in a quarterly dividend.

A reconciliation of GAAP to non-GAAP measures is provided in the tables below.

Increased Share Repurchase Authorization

The Board of Directors increased the Company’s existing share repurchase authorization to $200 million.

Third Quarter 2022 Guidance

Based on the Company’s current view, beliefs, and assumptions, guidance for the third quarter of 2022 is within the following ranges:

Q3 2022
Revenues	$435 million +/- $25 million
GAAP EPS from continuing operations	$0.92 +/- $0.30
Non-GAAP EPS	$1.30 +/- $0.30

Conference Call

Management will host a conference call today, August 3, 2022, at 4:30 p.m. Eastern Time to discuss the second quarter financial results. To participate in the live earnings conference call, please dial 877-407-0890 approximately ten minutes prior to the start of the meeting and an operator will connect you. International participants can dial +1-201-389-0918. A webcast will also be available on our investor web page at ir.advancedenergy.com in the Events & Presentations section. The archived webcast will be available approximately two hours following the end of the live event.

About Advanced Energy

Advanced Energy Industries, Inc. (Nasdaq: AEIS) is a global leader in the design and manufacture of highly engineered, precision power conversion, measurement and control solutions for mission-critical applications and processes. Advanced Energy’s power solutions enable customer innovation in complex applications for a wide range of industries including semiconductor equipment, industrial, manufacturing, telecommunications, data center computing and healthcare. With engineering know-how and responsive service and support for customers around the globe, the company builds collaborative partnerships to meet technology advances, propels growth of its customers and innovates the future of power. Advanced Energy has devoted four decades to perfecting power. It is headquartered in Denver, Colorado, USA. For more information, visit www.advancedenergy.com.

Advanced Energy | Precision. Power. Performance.

For more information, contact:

Edwin Mok

Advanced Energy Industries, Inc.

970-407-6555

ir@aei.com

Non-GAAP Measures

This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. Advanced Energy’s non-GAAP measures exclude the impact of non-cash related charges such as stock-based compensation and amortization of intangible assets, as well as discontinued operations, and non-recurring items such as acquisition-related costs and restructuring expenses. The non-GAAP measures included in this release are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. We believe that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges, non-economic foreign currency remeasurements, and other cash charges which are not part of our usual operations. We use these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends, and evaluate financial impacts of various scenarios. In addition, management’s incentive plans include these non-GAAP measures as criteria for achievements. Additionally, we believe that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. To gain a complete picture of all effects on our financial results from any and all events, management does (and investors should) rely upon the GAAP measures as well, as the items excluded from non-GAAP measures may contribute to not accurately reflecting the underlying performance of the company’s continuing operations for the period in which they are incurred. Furthermore, the use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures.

Forward-Looking Statements

This release and statements we make on the above announced conference call contain, in addition to historical information, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this report that are not historical information are forward-looking statements. For example, statements relating to our beliefs, expectations and plans are forward-looking statements, as are statements that certain actions, conditions, or circumstances will continue. The inclusion of words such as "anticipate," "expect," "estimate," "can," "may," "might," "continue," "enables," "plan," "intend," "should," "could," "would," "likely," "potential," or "believe," as well as statements that events or circumstances "will" occur or continue, indicate forward-looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: (a) supply chain disruptions and component shortages that may impact our ability to timely manufacture products and deliver to customers; (b) the effects of global macroeconomic conditions upon demand for our products and services, including supply chain cost increases, other inflationary pressures, economic downturns, and volatility and cyclicality of the industries we serve; (c) the impact of political and geographical risks, including trade and other international disputes, war, terrorism, or geopolitical tensions; (d) managing backlog orders; (e) our ability to develop new products expeditiously and be successful in the design win process; (f) delays in capital spending by end-users in our served markets; (g) the risks and uncertainties related to the integration of acquired companies including SL Power Electronics; (h) the continuing spread of COVID-19 and its potential adverse impact on our operations; (i) our ability to avoid additional costs after the solar inverter wind-down; (j) the accuracy of our assumptions on which our financial statement projections are based; (k) the timing of orders received from customers; (l) our ability to realize benefits from cost improvement efforts including avoided costs, restructuring plans and inorganic growth; (m) unanticipated changes to management’s estimates, reserves or allowances; (n) changes and adjustments to the tax expense and benefits related to the U.S. tax reform that was enacted in late 2017, any of which could negatively impact our customers’ and our presence, operations, and financial results. These and other risks are described in Advanced Energy’s Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC’s website at www.sec.gov. Copies may also be obtained from Advanced Energy’s investor relations page at ir.advancedenergy.com or by contacting Advanced Energy’s investor relations at 970-407-6555. Forward-looking statements are made and based on information available to us on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. We assume no obligation to update the information in this press release.

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2022	2021	2022	2022	2021
Sales, net	$440,949	$361,311	$397,459	$838,408	$712,931
Cost of sales	278,791	226,278	253,143	531,934	440,395
Gross profit	162,158	135,033	144,316	306,474	272,536
Gross margin %	36.8%	37.4%	36.3%	36.6%	38.2%

Operating expenses:
Research and development	48,009	40,119	43,614	91,623	80,287
Selling, general, and administrative	55,022	48,110	49,318	104,340	94,841
Amortization of intangible assets	6,523	5,513	5,509	12,032	10,897
Restructuring expense (benefit)	(161)	211	1,218	1,057	1,249
Total operating expenses	109,393	93,953	99,659	209,052	187,274
Operating income	52,765	41,080	44,657	97,422	85,262

Other income (expense), net	3,249	(3,662)	(842)	2,407	(4,169)
Income from continuing operations, before income taxes	56,014	37,418	43,815	99,829	81,093
Provision for income taxes	11,203	1,876	6,953	18,156	7,160
Income from continuing operations	44,811	35,542	36,862	81,673	73,933
Income (loss) from discontinued operations, net of income taxes	180	(102)	(98)	82	208
Net income	44,991	35,440	36,764	81,755	74,141
Income from continuing operations attributable to noncontrolling interest	21	31	(14)	7	64
Net income attributable to Advanced Energy Industries, Inc.	$44,970	$35,409	$36,778	$81,748	$74,077

Basic weighted-average common shares outstanding	37,520	38,389	37,549	37,535	38,359
Diluted weighted-average common shares outstanding	37,710	38,586	37,770	37,754	38,589

Earnings per share attributable to Advanced Energy Industries, Inc:

Continuing operations:
Basic earnings per share	$1.19	$0.93	$0.98	$2.18	$1.93
Diluted earnings per share	$1.19	$0.92	$0.98	$2.16	$1.91

Discontinued operations:
Basic earnings (loss) per share	$—	$—	$—	$—	$0.01
Diluted earnings (loss) per share	$—	$—	$—	$—	$0.01

Net income:
Basic earnings per share	$1.20	$0.92	$0.98	$2.18	$1.93
Diluted earnings per share	$1.19	$0.92	$0.97	$2.17	$1.92

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands)

	June 30,	December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$372,685	$544,372
Accounts and other receivable, net	270,839	237,227
Inventories	395,866	338,410
Other current assets	48,126	42,225
Total current assets	1,087,516	1,162,234

Property and equipment, net	126,793	114,830
Operating lease right-of-use assets	104,191	101,769
Deposits and other assets	29,644	19,669
Goodwill and intangible assets, net	482,663	371,596
Deferred income tax assets	47,267	47,242
Total assets	$1,878,074	$1,817,340

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$197,870	$193,708
Other accrued expenses	154,240	140,645
Current portion of long-term debt	20,000	20,000
Current portion of operating lease liabilities	16,911	15,843
Total current liabilities	389,021	370,196

Long-term debt	363,001	372,733
Other long-term liabilities	201,172	202,915
Long-term liabilities	564,173	575,648

Total liabilities	953,194	945,844

Advanced Energy stockholders' equity	924,228	870,851
Noncontrolling interest	652	645
Total stockholders’ equity	924,880	871,496
Total liabilities and stockholders’ equity	$1,878,074	$1,817,340

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

(in thousands)

	Six Months Ended June 30,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$81,755	$74,141
Less: income from discontinued operations, net of income taxes	82	208
Income from continuing operations, net of income taxes	81,673	73,933

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	28,877	25,744
Stock-based compensation expense	8,986	9,145
Provision for deferred income taxes	(1,977)	(1,663)
Loss on disposal of assets	374	446
Changes in operating assets and liabilities, net of assets acquired	(70,392)	(19,539)
Net cash from operating activities from continuing operations	47,541	88,066
Net cash from operating activities from discontinued operations	55	(377)
Net cash from operating activities	47,596	87,689

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(25,476)	(14,203)
Acquisitions, net of cash acquired	(145,779)	(18,686)
Net cash from investing activities	(171,255)	(32,889)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on long-term borrowings	(10,000)	(8,750)
Dividend payments	(7,595)	(7,728)
Purchase and retirement of common stock	(23,578)	(6,503)
Net payments related to stock-based awards	(1,667)	(3,258)
Net cash from financing activities	(42,840)	(26,239)

EFFECT OF CURRENCY TRANSLATION ON CASH	(5,188)	(1,753)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(171,687)	26,808
CASH AND CASH EQUIVALENTS, beginning of period	544,372	480,368
CASH AND CASH EQUIVALENTS, end of period	$372,685	$507,176

ADVANCED ENERGY INDUSTRIES, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

(in thousands)

Net Sales by Product Line	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2022	2021	2022	2022	2021
Semiconductor Equipment	$228,797	$176,671	$202,957	$431,754	$357,387
Industrial and Medical	104,951	83,197	82,898	187,849	161,612
Data Center Computing	69,161	69,458	76,238	145,399	128,612
Telecom and Networking	38,040	31,985	35,366	73,406	65,320
Total	$440,949	$361,311	$397,459	$838,408	$712,931

Net Sales by Geographic Region	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2022	2021	2022	2022	2021
United States	$174,293	$139,525	$158,742	$333,035	$271,123
North America (excluding U.S.)	31,824	26,112	23,979	55,803	52,359
Asia	180,181	148,803	162,047	342,228	298,394
Europe	49,851	44,491	46,665	96,516	84,913
Other	4,800	2,380	6,026	10,826	6,142
Total	$440,949	$361,311	$397,459	$838,408	$712,931

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

(in thousands)

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2022	2021	2022	2022	2021
Gross profit from continuing operations, as reported	$162,158	$135,033	$144,316	$306,474	$272,536
Adjustments to gross profit:
Stock-based compensation	402	215	231	633	565
Facility expansion, relocation costs and other	1,187	1,997	1,284	2,471	3,835
Acquisition-related costs	64	84	(502)	(438)	92
Non-GAAP gross profit	163,811	137,329	145,329	309,140	277,028
Non-GAAP gross margin	37.1%	38.0%	36.6%	36.9%	38.9%

Operating expenses from continuing operations, as reported	109,393	93,953	99,659	209,052	187,274
Adjustments:
Amortization of intangible assets	(6,523)	(5,513)	(5,509)	(12,032)	(10,897)
Stock-based compensation	(4,656)	(3,229)	(3,697)	(8,353)	(8,580)
Acquisition-related costs	(4,159)	(2,328)	(1,668)	(5,827)	(4,356)
Facility expansion, relocation costs and other	—	(63)	—	—	(114)
Restructuring charges	161	(211)	(1,218)	(1,057)	(1,249)
Non-GAAP operating expenses	94,216	82,609	87,567	181,783	162,078
Non-GAAP operating income	$69,595	$54,720	$57,762	$127,357	$114,950
Non-GAAP operating margin	15.8%	15.1%	14.5%	15.2%	16.1%

Reconciliation of Non-GAAP measure - income excluding certain items	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2022	2021	2022	2022	2021
Income from continuing operations, less non-controlling interest, net of income taxes	$44,790	$35,511	$36,876	$81,666	$73,869
Adjustments:
Amortization of intangible assets	6,523	5,513	5,509	12,032	10,897
Acquisition-related costs	4,223	2,412	1,166	5,389	4,448
Facility expansion, relocation costs, and other	1,187	2,060	1,284	2,471	3,949
Restructuring charges	(161)	211	1,218	1,057	1,249
Unrealized foreign currency (gain) loss	(5,569)	885	(1,285)	(6,854)	(1,317)
Acquisition-related costs and other included in other income (expense), net	85	899	—	85	986
Tax effect of non-GAAP adjustments	(752)	(2,043)	(1,069)	(1,821)	(3,327)
Non-GAAP income, net of income taxes, excluding stock-based compensation	50,326	45,448	43,699	94,025	90,754
Stock-based compensation, net of taxes	3,946	2,636	3,025	6,971	6,998
Non-GAAP income, net of income taxes	$54,272	$48,084	$46,724	$100,996	$97,752

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

Reconciliation of non-GAAP measure - per share earnings excluding certain items	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2022	2021	2022	2022	2021
Diluted earnings per share from continuing operations, as reported	$1.19	$0.92	$0.98	$2.16	$1.91
Add back:
Per share impact of non-GAAP adjustments, net of tax	0.25	0.33	0.26	0.52	0.62
Non-GAAP per share earnings	$1.44	$1.25	$1.24	$2.68	$2.53

Reconciliation of Q3 2022 Guidance
	Low End	High End

Revenue	$410 million	$460 million

Reconciliation of non-GAAP earnings per share
GAAP earnings per share	$0.62	$1.22
Stock-based compensation	0.15	0.15
Amortization of intangible assets	0.19	0.19
Restructuring and other	0.11	0.11
Tax effects of excluded items	(0.07)	(0.07)
Non-GAAP earnings per share	$1.00	$1.60